DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware International Small Cap Fund

Supplement to the Fund's Prospectuses
dated March 30, 2001

The Board of Trustees of Delaware Group Global & International Funds (the "Trust") unanimously voted to change the name of the Delaware International Small Cap Fund series of the Trust to Delaware International Small Cap Value Fund effective on the close of business on June 28, 2001.

This Supplement is dated June 22, 2001.